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EXHIBIT 99.1

   MULTI PLATINUM ROCKERS HINDER AND ACE MARKETING & PROMOTIONS INC. DELIVER
              BLUETOOTH & WI-FI PROXIMITY MARKETING (SM) CAMPAIGN

HINDER FANS ATTENDING THE APRIL 19TH SHOW TO RECEIVE FREE CONTENT VIA BLUETOOTH & WI-FI -- FANS, TURN YOUR BLUETOOTH VISIBILITY "ON"


NEW YORK, NY--(Marketwire - April 17, 2009) - Ace Marketing & Promotions Inc. (OTCBB: AMKT) announced today that they have teamed with Hinder to deliver what has come to be known as Ace's flagship product, Rockzimity -- a dynamic Bluetooth & Wi-Fi multimedia content delivery system compatible with over 1200 mobile devices, including the iPhone. All fans have to do is to turn their Bluetooth Visibility to "On" & Discoverable and upon entering key areas in and around The Washington Avenue Armory in Albany NY, for example, fans will be presented a message "Would You Like A Free Video From Hinder?". Upon accepting "YES", the video download immediately begins and then is stored in the consumer's media folder. Content can easily be shared with family and friends via email or Bluetooth. Wi-Fi enabled devices connect to the Rockzimity localized network that is created and then launch their browser with any address ending in dot com. (.com) Ace Marketing & Promotions Inc., a mobile marketing leader focused on the advancement of the artist-to-fan relationship, utilize Proximity Marketing to engage fans and touch them from many angles and access points at key locations in arenas, amphitheaters and stadiums. Most recently, Ace Marketing & Promotions Inc. and Nickelback successfully delivered content and downloads to thousands of consumers in their most recent campaign at the Sprint Center in Kansas City on April 8th. "The results of this campaign were tremendous; bands like Hinder and Nickelback really understand the impact Rockzimity (Proximity Marketing) is having with audiences attending these events. The consistent campaign results of nearly 90 percent acceptance prove that consumers want to participate in these highly interactive Proximity Marketing campaigns" stated Jim Meckley Director of Proximity Marketing for Ace. Kevin "CHIEF" Zaruk from Hinder management went on to say "In the ever changing music industry we are always looking at new and exciting ways to promote and market to our fans! Rockzimity and Ace marketing is exactly the kind of new technology to accomplish this. We appreciate our fans and want to give them something back!"


ABOUT ACE MARKETING & PROMOTIONS, INC.

Ace Marketing & Promotions Inc., based in New York, is a full-service sports & entertainment promotional marketing company offering a wide array of business solutions which include mobile website development, portable media, ACE CMS Platform, print solutions and Branded Merchandise & Fulfillment. Ace Marketing & Promotions Inc. is a leader in Proximity Marketing(SM) with proprietary Bluetooth and Wi-Fi integrated technology that establishes the benchmark for how multimedia messages are being delivered. Established in 1998, the Company has built a successful, scalable business platform capable of consolidating a portion of the promotional products industry. Proximity Marketing(SM), Rockzimity, and Rockzimity Marketing are service marks of Ace Marketing & Promotions Inc. 2009. Ace's Corporate Overview is available at http://www.acemarketing.net on the "About Us" tab. Ace has recently added several new revenue stream models. The long-term strategic plan is for Ace to find new opportunities while leveraging its core competencies. For a demo of Ace's Proximity Marketing you can visit http://www.acemarketingdemo.com. For additional information, a copy of Ace's Form 10-K can be obtained on the Internet by going to www.acemarketing.net, clicking on links and then clicking on SEC Filings.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of
1995.

CERTAIN STATEMENTS IN THIS PRESS RELEASE CONSTITUTE "FORWARD-LOOKING STATEMENTS"
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Media Contact:

Ace Marketing & Promotions, Inc.
Legend Securities, Inc.
Thomas Wagner
800-385-5790 x152
718-233-2600 x152
twagner@legendsecuritiesinc.com